UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Sigma Additive Solutions, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SIGMA ADDITIVE SOLUTIONS, INC.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS.

To Be Held on March 8, 2024

YOUR VOTE IS VERY IMPORTANT

PLEASE VOTE YOUR SHARES PROMPTLY

Notice is hereby given, that you are cordially invited to attend a Special Meeting of stockholders (the “Special Meeting”) of Sigma Additive Solutions, Inc., a Nevada corporation (referred to herein as “SASI,” “Sigma,” the “Company,” “we,” “us” or “our”), to be held virtually, via live webcast on March 8, 2024, at 10:00 a.m. Mountain Time. In order to attend the Special Meeting, you must register at https://agm.issuerdirect.com/sasi by 11:59 p.m. Eastern Time on March 7, 2024. Stockholders attending the Special Meeting will be afforded substantially the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to join us and participate online. We recommend that you log in a few minutes before 10:00 a.m., Mountain Time, on March 8, 2024 to ensure you are logged in when the Special Meeting starts. You will not be able to attend the Special Meeting in person.

The purpose of the Special Meeting is to consider and vote upon:

1.	the approval of an amendment to our Amended and Restated Articles of Incorporation, as amended (our “Charter”), to change the Company’s corporate name to “NextTrip, Inc.” (the “Name Change” and the “Name Change Proposal”);

2.	the approval of an amendment to our Charter to increase the authorized shares of our common stock (the “Capital Increase” and “Capital Increase Proposal”) from 1,200,000 shares to 250,000,000 shares; and

3.	the adjournment of the Special Meeting by the chairman thereof to a later date to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Name Change Proposal or the Capital Increase Proposal (the “Adjournment Proposal”).

The accompanying proxy statement can be accessed directly at the following Internet address: www.iproxydirect.com/SASI.

Only holders of record of the Company’s common stock, Series G Convertible Preferred Stock (“Series G Preferred”) and Series H Convertible Preferred Stock (“Series H Preferred”) at the close of business on January 29, 2024, the record date of the Special Meeting, are entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting and any adjournment or postponement of the Special Meeting. We intend to mail these proxy materials beginning on or about February 9, 2024 to all stockholders of record entitled to vote at the Special Meeting.

A complete list of the stockholders entitled to vote at the Special Meeting will be available for examination during regular business hours for the ten (10) days prior to the Special Meeting by request. You may email us at frank.orzechowski@sigmaadditive.com to coordinate arrangements to view the stockholder list.

After careful consideration, the Board unanimously recommends that you vote, or instruct your broker or the agent to vote:

●	“FOR” the Name Change Proposal;
●	“FOR” the Capital Increase Proposal; and
●	“FOR” the Adjournment Proposal, if presented.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) THROUGH THE INTERNET, (2) BY PHONE, (3) BY FAX, OR (4) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the closing of voting at the Special Meeting. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such bank, broker or other nominee, which is considered the stockholder of record, in order to vote. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Without your instructions, your broker can vote your shares only with respect to discretionary matters such as the Name Change Proposal and the Adjournment Proposal. Without your instructions, your broker or other agent cannot vote on the Capital Increase Proposal.

If you fail to return your proxy card, grant your proxy electronically over the Internet, submit your vote over the phone or by fax, or vote virtually at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you held shares of the Company’s common stock, Series G Preferred or Series H Preferred as of the close of business on January 29, 2024, the record date of the Special Meeting, voting virtually at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain from the record holder a valid “legal” proxy issued in your name in order to vote virtually at the Special Meeting.

We encourage you to read the accompanying proxy materials carefully. If you have any questions concerning the Special Meeting or the accompanying proxy materials, would like additional copies of the proxy materials or need help voting your shares of common stock, Series G Preferred or Series H Preferred, as applicable, please contact our Chief Financial Officer and Secretary, Frank Orzechowski, at (203) 733-1356 or frank.orzechowski@sigmaadditive.com.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors,

Sigma Additive Solutions, Inc.

/s/ William Kerby
William Kerby
Chief Executive Officer

ANNEX A	Form of Certificate of Amendment to Amended and Restated Articles of Incorporation, as amended

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE SPECIAL MEETING

Q:	Why am I receiving this proxy statement?

A:

The Board is soliciting your proxy to vote at the Special Meeting because you owned shares of Sigma common stock, Series G Preferred and/or Series H Preferred, as applicable, at the close of business on January 29, 2024 (the “Record Date”) and are therefore entitled to vote at the Special Meeting. This proxy statement summarizes the information that you need to know in order to cast your vote at the Special Meeting. You do not need to attend the Special Meeting to vote your securities of Sigma.

Under rules adopted by the SEC, we have mailed the full set of our proxy materials, including this proxy statement and the proxy card, to our stockholders of record as of the Record Date, beginning on or around February 9, 2024. The proxy materials are also available to view and download at www.iproxydirect.com/SASI.

Q:	When and how will the Special Meeting be held?

The Special Meeting will be held virtually at 10:00 a.m. Mountain Time on March 8, 2024. In order to attend the meeting, you must register at https://agm.issuerdirect.com/sasi by 11:59 p.m. Eastern Time on March 7, 2024. You will not be able to attend the Special Meeting in person.

Q:	How do I attend and participate in the Special Meeting online?
A:

The Special Meeting will be a completely virtual meeting of stockholders and will be webcast live over the Internet. Any stockholder can attend the virtual meeting live by registering at https://agm.issuerdirect.com/sasi. The webcast will start at 10:00 a.m. Mountain Time. Stockholders as of the Record Date may vote and submit questions while attending the Special Meeting online. Stockholders attending the Special Meeting online will be afforded substantially the same rights and opportunities to participate as they would at an in-person meeting.

To enter the Special Meeting, you will need the control number, which is included in your proxy materials if were are a stockholder of record of shares of our common stock, Series G Preferred and/or Series H Preferred, as applicable, as of the Record Date, or included with your voting instructions and materials received from your broker, bank or other agent if you hold your shares in a “street name.” Instructions on how to attend and participate are available at https://agm.issuerdirect.com/sasi. We recommend that you log in a few minutes before 10:00 a.m. Mountain Time to ensure you are logged in when the Special Meeting starts. The webcast will open 15 minutes before the start of the Special Meeting.

If you would like to submit a question during the Special Meeting, you may log in to the virtual meeting using your control number, type your question into the “Ask a Question” field, and click “Submit.”

Q:	Will a list of record stockholders as of the Record Date be available?

A:	For the ten days prior to the Special Meeting, the list of stockholders of record on the Record Date will be available for examination by any stockholder of record for a legally valid purpose by request. You can contact our Chief Financial Officer and Secretary, Frank Orzechowski, at (203) 733-1356 or at frank.orzechowski@sigmaadditive.com to coordinate arrangements to view the stockholder list.

Q:	On what matters will I be voting?

A:	Sigma’s stockholders are being asked to consider and vote upon the following:

●	the Name Change Proposal;

●	the Capital Increase Proposal; and

●	the Adjournment Proposal.

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Q:	How does the Board recommend that I vote?

A:	Our Board of Directors recommends that Sigma stockholders vote, or instruct their broker or other agent to vote:

“FOR” the Name Change Proposal;

“FOR” the Capital Increase Proposal; and

“FOR” the Adjournment Proposal, if presented.

Q:	What happens if I sell my shares after the Record Date, but before the Special Meeting?

A:	If you sell or transfer your shares of the Company after the Record Date but before the Special Meeting, you will retain your right to vote at the Special Meeting, but will transfer ownership of the shares and will not hold an interest in the Company.

Q:	How do I vote?

A:

After you have carefully read this proxy statement and have decided how you wish to vote your shares of Sigma common stock, Series G Preferred and/or Series H Preferred, as applicable, please vote promptly.

Stockholders of Record and Voting

If your shares of Sigma stock are registered directly in your name with Sigma’s transfer agent, Issuer Direct Corporation, or the Company, as applicable, you are the stockholder of record of those shares and these proxy materials have been mailed or e-mailed to you by the Company. You may vote your shares by Internet, telephone, fax or by mail as further described below. Your vote authorizes William Kerby, Chief Executive Officer of the Company, as your proxy, with the power to appoint his substitute, to represent and vote your shares as you direct.

●

To vote online during the Special Meeting, follow the provided instructions to join the meeting at https://agm.issuerdirect.com/sasi, starting at 10:00 a.m. Mountain Time on March 8, 2024. The webcast will open 15 minutes before the start of the Special Meeting.

●	To vote in advance of the Special Meeting through the internet, go to https://www.iproxydirect.com/SASI to complete an electronic proxy card. You will be asked to provide the company number and control number from the printed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on March 7, 2024 to be counted.

●	To vote in advance of the Special Meeting by telephone, dial 1-866-752-8683 and follow the recorded instructions. You will be asked to provide the company number and control number from the printed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on March 7, 2024 to be counted.

●	To vote by fax, complete, sign and date the enclosed proxy card and fax it to 202-521-3464. Your vote by fax must be received by 11:59 p.m. Eastern Time on March 7, 2024 to be counted. If no directions are given, the proxy will vote your shares in accordance with our Board’s recommendations.

●	To vote using the enclosed proxy card, complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. If you return your signed proxy card to us before the Special Meeting, the proxy will vote your shares as you direct. If no directions are given, the proxy will vote your shares in accordance with our Board’s recommendations.

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Beneficial Owners

If your shares of Sigma stock are held in a stock brokerage account, by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker or nominee that is considered the holder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote your shares via the Internet or by telephone or fax if the bank, broker, trustee or nominee offers these options. You can also sign and return a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. Please note that you may not vote shares held in street name by returning a proxy card directly to Sigma or by voting at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Furthermore, brokers, banks and nominees who hold shares of Sigma stock on your behalf may not give a proxy to Sigma to vote those shares on non-discretionary matters without specific instructions from you.

For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question below entitled “If I am a beneficial owner of shares of Sigma stock, what happens if I do not provide voting instructions?”

Q:	How many shares must be present to hold the Special Meeting?

A:	The presence in person or by proxy of at least one-third of the voting power of the shares of Sigma stock, including its common stock, Series G Preferred and Series H Preferred, outstanding as of the Record Date, is necessary to constitute a quorum at the Special Meeting. The inspector of election will determine whether a quorum is present. If you are a beneficial owner (as defined above) of shares of the Company’s stock and you do not instruct your bank, broker or other nominee how to vote your shares on any of the proposals, your shares will nonetheless be counted as present at the Special Meeting for purposes of determining whether a quorum exists so long as they are voted by such bank, broker or other nominee on one of the discretionary proposals. Stockholders of record who are present at the Special Meeting in person or by proxy will be counted as present at the Special Meeting for purposes of determining whether a quorum exists even if such stockholders abstain from voting.

Q:	How many votes do I and others have?

A:

You are entitled to one vote for each share of Sigma common stock, Series G Preferred and Series H Preferred, as applicable, that you held as of the Record Date. Holders of Series G Preferred and Series H Preferred will vote together with holders of Sigma common stock as a single class on each of the proposals being presented to stockholders for approval at the Special Meeting.

As of the close of business on the Record Date, there were 936,430 shares of Sigma common stock outstanding, 100,000 shares of Series G Preferred outstanding, and 150,000 shares of Series H Preferred outstanding.

Q:	What vote is required to approve each proposal?

A:	The affirmative vote of stockholders holding shares of Sigma stock (including common stock, Series G Preferred and Series H Preferred) representing at least a majority of the voting power outstanding as of the Record Date is required to approve the Name Change Proposal and the Capital Increase Proposal. If presented, the Adjournment Proposal will be approved, whether or not a quorum is present at the Special Meeting, if the number of votes cast for the Adjournment Proposal exceeds the number of votes cast against the proposal.

Q:	What will happen if I fail to vote, or I abstain from voting?

A:	Your failure to vote or your abstention from voting will have the same effect as a vote against the Name Change Proposal and the Capital Increase Proposal. Abstentions will not have any effect on the outcome of the vote on the Adjournment Proposal, if presented for a vote.

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Q:	If I am a beneficial owner of shares of Sigma stock, what happens if I do not provide voting instructions? What is discretionary voting? What is a broker non-vote?

A:

If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. Even though Sigma’s common stock is listed on Nasdaq, the rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner.

We are advised that the Name Change Proposal and the Adjournment Proposal are discretionary proposals; however, the Capital Increase Proposal is a non-discretionary proposal. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares may not be voted with respect to the Capital Increase Proposal. A broker non-vote would have the same effect as a vote against the Name Change Proposal and the Capital Increase Proposal. Broker non-votes will have no effect on the outcome of the vote on the Adjournment Proposal, if presented for a vote.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on one or more of the proposals, the Sigma stock represented by your proxy will be voted in favor of each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted.

Q:	Can I change my vote after I have returned a proxy or voting instruction card?

A:	Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation;

●	if you are a holder of record, you can attend the Special Meeting and vote at the Special Meeting, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

●	if your shares of Sigma stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

If you choose either of the first two methods, you must submit your written notice of revocation or your new proxy to the Secretary of Sigma, as specified below under “What is the deadline to propose actions for consideration at this year’s annual meeting of stockholders or to nominate individuals to serve as directors?” no later than the beginning of the Special Meeting. If your shares are held in street name by your broker, bank or nominee, you should contact them to change your vote.

Q:	Do I need identification to attend the Special Meeting?

A:	Yes. You will be asked to provide the company number and control number from the printed proxy card.

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Q:	Are Sigma stockholders entitled to dissenters’ or appraisal rights?

A:	No. Sigma stockholders do not have dissenters’ or appraisal rights in connection with any of the proposals under Chapter 78 of Nevada Revised Statutes (the “NRS”) and will not be afforded any such rights.

Q:	What do I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement, proxy cards and/or voting instruction forms. This can occur if you hold your shares of Sigma stock in more than one brokerage account, if you hold shares of Sigma stock directly as a record holder and also in street name, or otherwise through a nominee. Other circumstances may apply. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares of common stock, Series G Preferred and Series H Preferred, as applicable, are voted.

Q:	How can I find out the results of the voting at the Special Meeting?

A:	Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we intend to file with the Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting.

Q:	What proxy materials are available on the internet?

A:	This proxy statement is available at www.iproxydirect.com/SASI.

Q:	Whom may I call with questions about the Special Meeting and the Proposals?

A:	Sigma stockholders should contact our Chief Financial Officer and Secretary, Frank Orzechowski, via email at frank.orzechowski@sigmaadditive.com or by telephone at (203) 733-1356 with any questions regarding the Special Meeting or any of the proposals to be presented at the Special Meeting.

Q:	What is the deadline to propose actions for consideration at this year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2024 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than August 2, 2024, which is 120 days prior to the first anniversary of the mailing date of our proxy statement for our 2023 annual meeting of stockholders. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Sigma Additive Solutions, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

As for stockholders who wish to present a proposal or to nominate a director candidate at the 2024 annual meeting of stockholders, but not to include the proposal or nomination in our proxy statement, our amended and restated bylaws state that the proposal or nomination must be received by us no later than August 2, 2024, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. The proposal or nomination must also contain the information required by our amended and restated bylaws. A proposal or nomination to be presented directly at the 2024 annual meeting should be addressed to us as set forth above. For the 2024 annual meeting, we will be required pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended, to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of our 2023 annual Meeting. For any such director nominee to be included on our proxy card for this year’s annual meeting, notice must be received no later than October 28, 2024.

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PROPOSAL 1: APPROVAL OF THE NAME CHANGE

In connection with the Company’s recent acquisition of NextTrip Holdings, Inc. (“NextTrip”), the Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve a change in the Company’s corporate name (the “Name Change”) from “Sigma Additive Solutions, Inc.” to “NextTrip, Inc.” and directing that a proposal to approve the Name Change (the “Name Change Proposal”) be submitted to our stockholders for approval at the Special Meeting. If approved by our stockholders, the Name Change will be effected by the filing of a certificate of amendment, in substantially the form attached hereto as Annex A (the “Amendment”), to our current Charter with the Secretary of State of the State of Nevada.

We plan to file the Amendment as soon as reasonably practicable if this proposal is approved by our stockholders. The text of Appendix A remains subject to modification to include such changes as may be required by the Nevada Secretary of State and we deem necessary or advisable to implement the Name Change.

Rationale for the Name Change

The change in our corporate name is intended to better align the Company’s corporate name with the business of NextTrip, which is now the primary business of the Company. The new corporate name reflects the evolution of the Company from serving as provider of quality assurance software to the commercial 3D printing industry to now serving as an innovative technology-driven travel company that offers comprehensive solutions across the travel landscape, including through its proprietary booking solutions for leisure, business and group travel worldwide and robust product offering of air, accommodations, activities and more. Accordingly, our Board has concluded that it is in the Company’s best interests to change our corporate name to “NextTrip, Inc.”

In anticipation of the change in our corporate name, we may elect to begin doing business under the “NextTrip” name before the Special Meeting, in which case we will file the appropriate documentation with the Nevada Secretary of State to do business under such name, and may also change the ticker symbol under which our common stock trades on the Nasdaq Capital Market to “NTRP.”

Effects of the Amendment

If approved by stockholders, the name change will not have any material effect on our business, operations, or reporting requirements or affect the validity or transferability of any existing stock certificates that bear the name “Sigma Additive Solutions, Inc.” If the Name Change is approved, stockholders with certificated shares may continue to hold their existing stock certificates, and will not be required to submit their stock certificates for exchange. The rights of stockholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “NextTrip, Inc.”

If the Name Change is not approved, the Amendment will not be filed with the Nevada Secretary of State and our corporate name will not change. However, as noted above, we may elect to do business under the NextTrip name regardless of the outcome of the stockholder vote at the Special Meeting.

Required Vote

Approval of the Name Change Proposal will require the affirmative vote of stockholders holding shares of Sigma stock (including common stock, Series G Preferred and Series H Preferred) representing at least a majority of the voting power outstanding as of the Record Date. The Name Change Proposal is considered a discretionary matter on which brokers can vote in their discretion, so we do not expect broker non-votes on the proposal. However, any broker non-votes and abstentions will have the same effect as a vote against the Name Change Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NAME CHANGE PROPOSAL.

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PROPOSAL 2: APPROVAL OF THE CAPITAL INCREASE

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve an amendment to our Charter to increase the authorized number of shares of our common stock from 1,200,000 shares to 250,000,000 shares (the “Capital Increase”) and directing that a proposal to approve the Capital Increase (the “Capital Increase Proposal”) be submitted for approval at the Special Meeting. If approved by our stockholders, the Capital Increase will be effected by the filing of the Amendment, in substantially the form attached hereto as Annex A, with the Nevada Secretary of State following the Special Meeting.

We plan to file the Amendment as soon as reasonably practicable if this proposal is approved by our stockholders. The text of Appendix A remains subject to modification to include such changes as may be required by the Nevada Secretary of State and we deem necessary or advisable to implement the Capital Increase.

Purpose and Rationale for the Capital Increase

On September 22, 2023, we effected a 1-for-20 reverse stock split of our outstanding shares of common stock and authorized but unissued shares of common stock in order to seek to regain compliance with the minimum bid price requirement for continued listing of our common stock on Nasdaq. As a result of the reverse stock split, the number of shares of common stock that we are authorized to issue was decreased to 1,200,000 shares.

As of the Record Date, there were 936,430 shares of our common stock issued and outstanding, and 263,570 shares reserved for issuance upon exercise or conversion of certain outstanding securities. In addition to the foregoing, as of the Record Date, we had outstanding securities exercisable for or convertible into an aggregate of 411,462 shares of common stock in excess of the 1,200,000 shares of common stock currently authorized for issuance, the exercise and conversion of which are contingent upon the Company amending its Charter to increase the number of shares of common stock authorized for issuance thereunder by at least a sufficient amount to cover such exercise and conversions, as applicable.

In addition to the foregoing, the Share Exchange Agreement entered into by and among the Company, NextTrip and certain other parties on October 12, 2023, as amended (the “Exchange Agreement”), in connection with our acquisition of NextTrip provides for the issuance of up to 5,842,993 shares (the “Contingent Shares”) of Company common stock to the sellers of NextTrip upon NextTrip’s satisfaction of certain future milestones. In the event that we do not have sufficient authorized shares of common stock available for issuance of the Contingent Shares, in lieu thereof, we will issue the relevant individuals shares of our Series F Convertible Preferred Stock instead, which, among other things, will provide for voting on an as-converted basis and will be automatically converted (on a one-for-one basis) into shares of our common stock once stockholder approval for an increase in our authorized shares of common stock has been obtained. We do not currently have sufficient shares of common stock authorized or reserved for issuance to issue the Contingent Shares issuable pursuant to the Exchange Agreement, if the relevant milestones are achieved.

Accordingly, the Capital Increase is necessary in order to provide us with sufficient authorized shares to permit the exercise and conversion of certain of our outstanding derivative securities and to issue the Contingent Shares, if and when the relevant milestones are achieved.

In addition to the foregoing, we do not currently have shares available for issuance to our officers, employees or directors as compensation under our recently adopted 2023 Equity Incentive Plan (the “2023 Plan”), or outside of such plan, nor have any shares been reserved to permit us to issue shares under the 2023 Plan.

Furthermore, we believe that the Capital Increase is essential to support the future growth and success of the Company, through potential strategic transactions or otherwise, and for future financing needs and other general corporate purposes. We intend to seek to expand the NextTrip platform and product offerings, which will require additional capital. If the Capital Increase is approved by our stockholders, we may elect to raise such additional capital through the sale of shares of our common stock or other equity securities exercisable for or convertible into shares of our common stock. Such expansion may also be accomplished through acquisitions in which we may choose to issue shares of our common stock or common stock equivalents in payment for all or a portion of the acquisition price, although we have no present plan or arrangement for such acquisitions. In addition, we may seek to raise additional capital for general business purposes through future issuances of share of common stock or securities exercisable for or convertible into shares of common stock. Our ability to complete any of the foregoing will be severely limited if the Capital Increase is not approved by our stockholders at the Special Meeting.

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Effect on Outstanding Stock

If this proposal is approved by our stockholders, the additional authorized shares of common stock resulting from the Capital Increase will have the same rights and privileges as the currently authorized common stock. Once authorized, the additional shares of common stock resulting from the Capital Increase generally may be issued with approval of the Board but without further approval of the stockholders. Accordingly, unless stockholder approval is required by applicable law, rule or regulation, stockholders will not have approval rights in connection with the issuance of such additional shares.

Upon filing of the Amendment, the outstanding shares of Series G Preferred and Series H Preferred will automatically convert into an aggregate of 250,000 shares of our common stock (the “Conversion Shares”). Except as a result of the conversion of such shares of preferred stock, the Capital Increase itself would not have any immediate dilutive effect on the proportionate rights of our existing stockholders. However, any subsequent issuance, or the possibility of such issuance, of shares of our common stock (including the issuance of the Contingent Shares, exercise of stock options and warrants, or conversion of convertible securities) would reduce each stockholder’s proportionate interest in the Company and may depress the market price of our common stock.

Other than with respect to the issuance of the Conversion Shares, the exercise and/or conversion of our other outstanding derivative securities (as discussed above), the Contingent Shares (if earned pursuant to the Exchange Agreement), and possible future awards under the 2023 Plan, we have no present plan or arrangement to issue any of the additional shares if the Capital Increase is approved.

The Capital Increase will not affect the number of preferred shares that we are authorized to issue under our Charter, nor will it impact the number of shares of preferred stock that are current issued and outstanding, other than as a result of the automatic conversion of the outstanding shares of Series G Preferred and Series H Preferred into shares of our common stock upon effecting the Capital Increase.

Anti-takeover Effects

SEC rules and regulations require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although our Board of Directors has not proposed the Capital Increase with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares of authorized common stock could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect a change in control of the Company. Accordingly, if the proposed Capital Increase is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board or management.

The Capital Increase Proposal is not prompted by any takeover threat perceived by our Board of Directors or management.

Required Vote

The Capital Increase Proposal will require the affirmative vote of stockholders holding shares of Sigma stock (including common stock, Series G Preferred and Series H Preferred) representing at least a majority of the voting power outstanding as of the Record Date. Any broker non-votes and abstentions will have the same effect as a vote against the Capital Increase Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CAPITAL INCREASE PROPOSAL.

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PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal allows the chairman of the Special Meeting to submit a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes at the Special Meeting, there are not sufficient votes to approve the Name Change Proposal or Capital Increase Proposal. In no event will the chairman adjourn the Special Meeting beyond the date by which it may properly do so under the NRS. If the Special Meeting is adjourned, the time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned.

In addition to an adjournment of the Special Meeting upon approval of the Adjournment Proposal, our Board of Directors is empowered under the NRS law to postpone the meeting at any time prior to the meeting being called to order. In such event, Sigma will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement. Any postponement of the Special will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as postponed.

Consequences if the Adjournment Proposal is not Approved

If an Adjournment Proposal is presented and not approved at the Special Meeting, the chairman of the Special Meeting may not be able to adjourn the Special Meeting to a later date and Sigma may not be able to implement the Name Change and/or the Capital Increase.

Required Vote

The Adjournment Proposal will be approved, whether or not a quorum is present, if the number of votes cast for the Adjournment Proposal exceeds the number of votes cast against the proposal. The Adjournment Proposal is considered a discretionary matter on which brokers can vote in their discretion, so we do not expect broker non-votes on the proposal. Any broker non-votes, however, and abstentions will have no effect on the outcome of the vote on the Adjournment Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth certain information regarding beneficial ownership of our common stock, Series G Preferred and Series H Preferred as of the Record Date (a) by each person known by us to own beneficially 5% or more of the outstanding shares of each class of the outstanding securities, (b) by our named executive officers and each of our directors (and director nominees) and (c) by all executive officers and directors of the Company as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. At the close of business on the Record Date, there were 936,430 shares of Sigma common stock outstanding, 100,000 shares of Series G Preferred outstanding, and 150,000 shares of Series H Preferred outstanding.

In addition to the foregoing, at the close of business on the Record Date there were 316 shares of the Company’s Series E Preferred Stock (“Series E Preferred”) outstanding, which, including accrued dividends thereon, were convertible into an aggregate of 3,138 shares of Company common stock. The Series E Preferred do not have any voting rights with respect to the matters to be presented to our stockholders at the Special Meeting, and therefor are not included in a separate table, below.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants, convertible preferred stock or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of the Record Date are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Common Stock

The Company is not aware of any person that beneficially owned 5% or more of the outstanding share of Company common stock as of the record date.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Named Executive Officers and Directors:
William Kerby(2)	44,011	4.7%
Frank Orzechowski(3)	9,482	1.0%
Donald P. Monaco(4)	41,745	4.5%
Jacob Brunsberg(5)	13,977	1.5%
Salvatore Battinelli(6)	6,060	*
Dennis Duitch(7)	5,767	*
Kent J. Summers(8)	5,730	*
All executive officers and directors as a group (7 persons)(9)	126,772	13.0%

*Less than 1%.

(1)	Based on 936,430 shares outstanding at January 29, 2024, the Record Date.
(2)	Includes 11,386 shares held by Travel and Media Tech, LLC (“TMT”). Mr. Kerby is a 50% member of TMT, and is deemed to beneficially own the shares held by TMT. Mr. Kerby disclaims beneficial ownership of all securities held by TMT in excess of his pecuniary interest, if any.
(3)	Includes 9,434 shares issuable upon the exercise of stock options.
(4)	Includes (i) 1,733 shares held by Monaco Investment Partners, LP (“MIP”); (ii) 28,626 shares held by the Donald P. Monaco Insurance Trust (the “Trust”); and (iii) 11,386 shares held by TMT. Mr. Monaco is the managing general partner of MI Partners, is the trustee of the Trust and is a 50% member of TMT, and as such is deemed to beneficially own the securities held by the MI Partners, Trust and TMT, respectively. Mr. Monaco disclaims beneficial ownership of all securities held by MIP, the Trust and TMT in excess of his pecuniary interest, if any.
(5)	Includes 13,882 shares issuable upon the exercise of stock options.

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(6)	Includes (i) 5,105 shares issuable upon the exercise of stock options, (ii) 166 shares issuable upon the conversion of shares of the Company’s Series E Preferred Stock, and (iii) 122 shares issuable upon exercise of Class A Warrants.
(7)	Includes 5,105 shares issuable upon the exercise of stock options.
(8)	Includes 5,105 shares issuable upon the exercise of stock options.
(9)	Includes (i) 38,631 shares issuable upon the exercise of stock options, (ii) 166 shares issuable upon the conversion of the shares of the Company’s Series E Preferred Stock, and (iii) 122 shares issuable upon exercise of Class A Warrants.

Series G Preferred

None of the Company’s officers or directors beneficially own any shares of the outstanding shares of Series G Preferred, and therefore have been excluded from the following table.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
Promethean TV, Inc. c/o Sigma Additive Solutions, Inc.	100,000	100%

(1)	Based on 100,000 shares of Series G Preferred outstanding at January 29, 2024, the Record Date.
(2)	The holder of Series G Preferred is entitled to vote on all matters presented to our stockholders on an as-converted basis. Each share of Series G Preferred is convertible, at the option of each respective holder, one share of our common stock.

Series H Preferred

None of the Company’s officers or directors beneficially own any shares of the outstanding shares of Series H Preferred, and therefore have been excluded from the following table.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Beneficial Owners:
Procopio Cory Hargreaves & Savitch LLP c/o Sigma Additive Solutions, Inc.	100,000	66.7%
Balencic Creative Group, LLC c/o Sigma Additive Solutions, Inc.	50,000	33.3%

(1)	Based on 150,000 shares of Series H Preferred outstanding at January 29, 2024, the Record Date.
(2)	Holders of Series H Preferred are entitled to vote on all matters presented to our stockholders on an as-converted basis. Each share of Series H Preferred is convertible, at the option of each respective holder, one share of our common stock.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock, and to the extent that they may be granted equity awards from time to time in the future if the Capital Increase is approved, none of our directors, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Special Meeting as described in this proxy statement.

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OTHER MATTERS

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement. If any other matters properly come before the Special Meeting or any adjournment or postponement of the meeting and are voted upon, your proxy will confer discretionary authority on the individuals named as proxy holders to vote the shares represented by the proxy as to any other matters.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with proxy solicitation firms, brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock, Series G Preferred and/or Series H Preferred held of record by such persons, and we may pay fees and/or reimburse such proxy solicitation firms, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of common stock, Series G Preferred or Series H Preferred. We will also deliver a separate copy of this proxy statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Sigma Additive Solutions, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507, Attn: Secretary, by registered, certified or express mail or by calling the Company at (203) 733-1356.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Stockholders may obtain free copies of certain documents filed with the SEC by Sigma through the “SEC Filings” section of our website. You also may obtain any of the documents we file with the SEC, including exhibits to the documents, without charge, by requesting them in writing or by telephone at the following address or telephone number:

Sigma Additive Solutions, Inc.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(203) 733-1356

By Order of the Board of Directors

/s/ William Kerby
William Kerby
Chief Executive Officer

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ANNEX A

AMENDMENT

TO AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED,

OF SIGMA ADDITIVE SOLUTIONS, INC.

1. The first paragraph of ARTICLE I of the Amended and Restated Articles of Incorporation, as amended, of Sigma Additive Solutions, Inc. is hereby amended to read in its entirety as follows:

“The name of the Corporation shall be NextTrip, Inc.”

2. The first two paragraphs of ARTICLE IV of the Amended and Restated Articles of Incorporation, as amended, of Sigma Additive Solutions, Inc. are hereby amended to read in their entirety as follows:

“The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 260,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose.

The classes and the aggregate number of shares of stock of each class which the corporation shall have authority to issue are as follows:

(a) 250,000,000 shares of common stock, $0.001 par value (“Common Stock”);

(b) 10,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock”).”

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SIGMA ADDITIVE SOLUTIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – MARCH 8, 2024 AT 10:00 AM MOUNTAIN STANDARD TIME

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Sigma Additive Solutions, Inc. (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company, each dated on or around February 9, 2024, and hereby appoints William Kerby as proxy and attorney-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Special Meeting of stockholders of the Company, to be held on March 8, 2024 at 10:00 am Mountain Standard Time (subject to postponement(s) or adjournment(s) thereof), virtually via live audio webcast at https://agm.issuerdirect.com/sasi (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth in the proxy statement, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

<u>VOTING INSTRUCTIONS</u>

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
	INTERNET:	https://www.iproxydirect.com/SASI
	PHONE:	1-866-752-VOTE(8683)

→ **Please ensure you fold then detach and retain this portion of this Proxy** →

SPECIAL MEETING OF THE STOCKHOLDERS OF SIGMA ADDITIVE SOLUTIONS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1	→	**FOR**	**AGAINST**	**ABSTAIN**	
To approve of an amendment to our Amended and Restated Articles of Incorporation, as amended, to change the Company's corporate name to "NextTrip, Inc." (the "Name Change Proposal").		☐	☐	☐	**CONTROL ID:** **REQUEST ID:**
Proposal 2	→	**FOR**	**AGAINST**	**ABSTAIN**	
To approve of an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the authorized shares of our common stock from 1,200,000 shares to 250,000,000 shares (the "Capital Increase Proposal").					
Proposal 3	→	**FOR**	**AGAINST**	**ABSTAIN**	
To approve of an adjournment of the Special Meeting by the Chairman thereof to a later date to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Name Change Proposal or the Capital Increase Proposal.		☐	☐	☐	

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

The Board of Directors recommends voting "FOR" proposals 1, 2 and 3.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)